Dreyfus
Intermediate
Term Income Fund

ANNUAL REPORT
July 31, 2001

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            19   Statement of Financial Futures

                            20   Statement of Assets and Liabilities

                            21   Statement of Operations

                            22   Statement of Changes in Net Assets

                            24   Financial Highlights

                            25   Notes to Financial Statements

                            32   Report of Independent Auditors

                            33   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                          Dreyfus Intermediate Term Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Intermediate Term Income Fund, covering the 12-month period from August 1, 2000 through July 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with Michael Hoeh, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

While the past year has been difficult for the U.S. economy, we have recently seen signs that economic improvement may be in sight. The Federal Reserve Board has aggressively eased monetary policy, reducing short-term interest rates by
2.75 percentage points so far in 2001, a move designed to help revive the economy by reducing borrowing costs for corporations and consumers. The initial wave of refunds from the $1.3 trillion federal tax cut should further stimulate economic growth and help to reduce inventories of products on manufacturers' shelves. Based on these and other factors, we believe that the current economic slowdown should give way to renewed economic growth by the end of this year.

Of course, our economic perspective may change as new information becomes available. We encourage you to contact your financial advisor for information about ways to refine your investment strategies in the current environment. For additional market perspectives, point your web browser to www.dreyfus.com and go to the Market Commentary section.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
August 15, 2001




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus Intermediate Term Income Fund perform during the period?

For the 12-month period ended July 31, 2001, the fund's Investor shares achieved a total return of 13.14%.(1) In comparison, the fund's benchmark, the Merrill Lynch Domestic Master Index, achieved a total return of 12.65% for the same period.(2) Additionally, on a total return basis, the fund ranked #33 of 292 funds in the Lipper Short Investment Grade Debt Funds category for the one-year period, and #1 of 153 funds for the five-year period, each ending July 31, 2001.(3)

On May 31, 2001, the fund began offering Institutional shares, which achieved a total return of 1.64% between May 31 and July 31, 2001.(1)

What is the fund's investment approach?

The fund's objective is to provide as high a level of current income as is consistent with the preservation of capital. At least 65% of the fund must be invested in investment-grade fixed-income securities, including U.S. Government and agency securities, corporate bonds and mortgage- and asset-backed securities. Up to 35% of the fund may be invested in securities rated below investment grade, including emerging market securities.


When choosing investments for the fund, we evaluate four primary factors:

* The direction in which interest rates are likely to move under prevailing economic conditions. If interest rates appear to be rising, we generally reduce the fund's average duration to capture higher yielding securities as they become available. If interest rates appear to be declining, we may increase the fund's average duration to lock in prevailing yields.

* The differences in yields -- or spreads -- between fixed-income securities of varying maturities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

* The mix of security types within the fund, including relative exposure to government securities, corporate securities and high yield bonds.

* Credit characteristics of individual securities, including the financial health of the issuer and the callability of the security.



What other factors influenced the fund's performance?

Between the start of the period and year-end 2000, the U.S. economy weakened in an environment of lackluster retail sales, lower corporate earnings, declining consumer confidence and a falling stock market. In an attempt to stimulate renewed growth, the Federal Reserve Board reduced short-term interest rates six times between January and July 2001, for a total reduction of 2.75 percentage points. Bond prices rise when interest rates fall, hence lower interest rates generally benefited the fund during the reporting period.

As the economy deteriorated, corporate bond investors became concerned that lackluster business conditions might reduce the creditworthiness of their holdings. As a result, corporate bond prices fell, especially among lower rated credits. On the other hand, high quality securities, such as U.S. Treasuries and agencies, rallied when demand surged from investors seeking investment alternatives to a volatile stock market.

In this environment, we emphasized U.S. Government securities during the first half of the reporting period, and the fund benefited from their strong performance. During the second half, we took profits from our government holdings and redeployed those assets primarily to corporate bonds. These moves proved beneficial when investment-grade corporate bonds rallied during the second quarter of 2001 amid expectations of a recovering U.S. economy later in the year.

As short-term interest rates fell, long-term rates rose, primarily because of concerns that too much economic stimulation might reignite inflationary pressures. As a result, the yield curve, which had been inverted early in the reporting period, steepened substantially. We took advantage of this change by maintaining a relatively short average duration -- a measure of sensitivity to changing interest rates -- coupled with the sale of future contracts on 30-year U.S. Treasury bonds.


What is the fund's current strategy?

We continue to find attractive values in corporate bonds that, in our view, were punished too severely during the recent economic downturn. These opportunities included a carefully selected group of high yield bonds that are rated below investment grade. Accordingly, we have increased our holdings of high yield bonds to approximately 15% of the fund's total assets as of the end of the reporting period.

In our view, the current steep yield curve should benefit financial services companies, which we have emphasized in the fund's corporate bond portfolio. We have also focused on asset-backed securities, which are backed primarily by home equity loans and have performed well because of persistent strength in the consumer segment of the U.S. economy. We have also emphasized commercial and non-agency mortgage-backed securities that we believe are relatively unsusceptible to the risk of mortgage prepayments.

On the other hand, we have reduced our exposure to U.S. Treasury securities, including inflation-indexed bonds that we believe have become overvalued. We have also continued to avoid foreign debt securities, including securities from emerging markets. Finally, because we expect little further change in the intermediate-term segment of the yield curve, we have recently maintained a neutral average duration. Of course, portfolio composition is subject to change at any time, particularly as economic and market conditions dictate.

August 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH DOMESTIC MASTER INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR.

(3)  SOURCE: LIPPER INC.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Intermediate Term Income Fund Investor shares and the Merrill Lynch Domestic Master Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN INVESTOR SHARES OF DREYFUS INTERMEDIATE TERM INCOME FUND ON 2/2/96 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MERRILL LYNCH DOMESTIC MASTER INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 1/31/96 IS USED AS THE BEGINNING VALUE ON 2/2/96. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS PRIMARILY IN DEBT SECURITIES AND SECURITIES WITH DEBT-LIKE CHARACTERISTICS OF DOMESTIC AND FOREIGN ISSUERS AND MAINTAINS A DOLLAR-WEIGHTED AVERAGE MATURITY RANGING BETWEEN FIVE AND TEN YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE MERRILL LYNCH DOMESTIC MASTER INDEX (THE "INDEX") IS AN UNMANAGED PERFORMANCE BENCHMARK COMPOSED OF U.S. TREASURY AND AGENCY, AND MORTGAGE AND INVESTMENT-GRADE CORPORATE SECURITIES WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

EFFECTIVE MAY 31, 2001, EXISTING PORTFOLIO SHARES WERE DESIGNATED AS INVESTOR SHARES AND THE PORTFOLIO BEGAN OFFERING A SECOND CLASS OF SHARES DESIGNATED AS INSTITUTIONAL SHARES. PERFORMANCE FOR INSTITUTIONAL SHARES WILL VARY FROM THE PERFORMANCE OF INVESTOR SHARES BECAUSE OF THE DIFFERENCES IN CHARGES AND EXPENSES.



Average Annual Total Returns AS OF 7/31/01

                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

INVESTOR SHARES                                              2/2/96            13.14%             10.72%            10.02%
------------------------------------------------------------------------------------------------------------------------------------

Actual Aggregate Total Returns AS OF 7/31/01

                                                            Inception                                                From
                                                              Date             1 Year             5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SHARES                                         5/31/01             --                 --               1.64%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

                                                             The Fund



STATEMENT OF INVESTMENTS

July 31, 2001


                                                                                               Principal
BONDS AND NOTES--93.0%                                                                         Amount(a)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AEROSPACE & AVIATION--1.6%

BE Aerospace,

   Sr. Sub. Notes, 8.875%, 2011                                                                 923,000  (b)             936,845

Goodrich (B.F.),

   Notes, 7%, 2038                                                                            3,551,000                3,075,411

Northrop-Grumman,

   Deb., 9.375%, 2024                                                                         1,126,000                1,232,514

Pegasus Aviation Lease Securitization,

  Asset-Backed Ctfs.,

   Ser. 2000-1, Cl. A1, 4.418%, 2015                                                            230,035  (b,c)           229,892

U.S. Airways,

   Enhanced Equipment Notes, Cl. C, 8.93%, 2009                                                 439,387                  439,485

                                                                                                                       5,914,147

ASSET-BACKED CTFS.--8.2%

Conseco Finance Securitizations:

   Ser. 2000-1, Cl. A3, 7.3%, 2031                                                              500,000                  519,770

   Ser. 2000-6, Cl. A1, 6.43%, 2032                                                           1,397,256                1,417,254

   Ser. 2000-B, Cl. AF4, 7.87%, 2031                                                          5,500,000                5,771,563

   Ser. 2000-B, Cl. AF5, 8.15%, 2031                                                          4,750,000                5,003,086

   Ser. 2000-D, Cl. A3, 7.89%, 2018                                                           2,750,000                2,891,583

   Ser. 2000-E, Cl. A5, 8.02%, 2031                                                           3,300,000                3,529,518

   Ser. 2001-1, Cl. A1B, 5.01%, 2032                                                          1,489,411                1,497,381

   Ser. 2001-A, Cl. IIA2, 6.52%, 2032                                                         4,700,000                4,831,459

Fidelity Equipment Lease Trust,

   Ser. 1999-2, Cl. A3, 6.96%, 2004                                                             833,140  (b)             854,749

Nomura Depositor Trust:

   Ser. 1998-ST1, Cl. A5, 5.08%, 2034                                                         1,000,000  (b,c)           985,938

   Ser. 1998-ST1, Cl. B2, 8.33%, 2034                                                           750,000  (b,c)           722,109

The Money Store Home Equity Trust,

   Ser. 1998-B, Cl. AF8, 6.11%, 2010                                                            400,000                  408,555

Union Acceptance Corp. Securitization Owner Trust,

   Ser. 2000-D, Cl. A4, 6.89%, 2007                                                           1,000,000                1,049,458

                                                                                                                      29,482,423

ASSET-BACKED CTFS./AUTOMOBILE RECEIVABLES--.1%

WFS Financial Owner Trust,

   Ser. 2000-A, Cl. A4, 7.41%, 2007                                                             500,000                  527,939

AUTOMOTIVE--.3%

Federal-Mogul,

   Notes, 7.875%, 2010                                                                          871,000                  117,585

Hayes Lemmerz International,

   Sr. Notes, 11.875%, 2006                                                                   1,121,000  (b)           1,137,815

                                                                                                                       1,255,400


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CABLE/MEDIA--2.1%

Adelphia Communications:

   Sr. Notes, 10.25%, 2011                                                                      502,000                  491,960

   Sr. Notes, Ser. B, 8.125%, 2003                                                            1,097,000                1,097,000

American Tower,

   Sr. Notes, 9.375%, 2009                                                                      953,000  (b)             889,864

CSC Holdings,

   Deb., 7.875%, 2018                                                                         2,813,000                2,720,745

Charter Communications Holdings/Capital,

   Sr. Discount Notes, 0/11.75%, 2011                                                         1,700,000  (b,d)           986,000

Cox Communications,

   Notes, 7.75%, 2010                                                                         1,123,000                1,197,313

Liberty Media,

   Deb., 8.5%, 2029                                                                             142,000                  126,315

                                                                                                                       7,509,197

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--12.5%

Bank of America Large Loans,

   Ser. 2001-1166, Cl. C, 4.833%, 2005                                                        2,000,000                2,000,000

Bank of America Mortgage Securities:

   Ser. 2000-6, Cl. B5, 7.75%, 2030                                                             597,430  (b)             376,729

   Ser. 2001-9, Cl. 2B4, 6.5%, 2016                                                             250,000  (b)             212,305

   Ser. 2001-C, Cl. A1, 4.958%, 2031                                                          4,473,553                4,473,526

COMM,

   Ser. 2000-FL2A, Cl. E, 4.82%, 2011                                                         1,100,000  (b,c)         1,105,968

CS First Boston Mortgage Securities:

   Ser. 1998-C1, Cl. A1A, 6.26%, 2040                                                         5,263,873                5,411,582

   Ser. 1998-C1, Cl. C, 6.78%, 2009                                                           3,871,000                3,961,505

Chase Commercial Mortgage Securities,

   Ser. 2001-245, Cl. A1, 5.974%, 2016                                                        2,500,000  (b,c)         2,521,180

Chase Manhattan Bank-First Union National,

   Ser. 1999-1, Cl. A1, 7.134%, 2031                                                          3,997,770                4,201,492

DLJ Mortgage Acceptance,

   Ser. 1998-ST1A, Cl. B3, 5.875%, 2011                                                         409,152  (b,c)           408,896

First Union National Bank,

   Ser. 2001-C2, Cl. A, 6.204%, 2043                                                          2,986,734                3,038,069

GE Capital Mortgage Services,

   Ser. 2001-1, Cl. A1, 6.079%, 2033                                                          3,494,571                3,538,526

GS Mortgage Securities II,

   Ser. 2001-LIBA, Cl. C, 6.733%, 2011                                                        3,140,000  (b)           3,163,673

Prudential Securities Secured Financing,

   Ser. 1999-C2, Cl. A1, 6.955%, 2031                                                         2,501,190                2,621,470

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Structured Asset Securities, REMIC,

   Ser. 1996-CFL, Cl. H, 7.75%, 2028                                                          1,000,000  (b)             991,996

TIAA CMBS I Trust Commercial Mortgage,

   Ser. 1999-1, Cl. A, 7.17%, 2032                                                            3,283,198  (b)           3,440,857

Trizechahn Office Properties Trust,

   Ser. 2001-TZH, Cl. A2, 6.093%, 2016                                                        3,565,000  (b)           3,584,496

                                                                                                                      45,052,270

COMPUTERS--.6%

Computer Sciences,

   Notes, 6.75%, 2006                                                                         1,365,000                1,380,542

Hewlett-Packard,

   Conv. Liquid Yield Option Notes, 0%, 2017                                                  1,130,000                  603,138

                                                                                                                       1,983,680

CONSUMER--.2%

Sleepmaster,

   Sr. Notes, Ser. B, 11%, 2009                                                               1,248,000                  755,040

FINANCE--2.5%

Capital One Financial,

   Notes, 7.25%, 2003                                                                         2,520,000                2,559,216

Case Credit:

   Notes, 6.125%, 2003                                                                          207,000                  186,329

   Notes, 6.75%, 2007                                                                           246,000                  192,151

Conseco Financial,

   Sr. Sub. Notes, 10.25%, 2002                                                               1,041,000                1,030,590

Dresdner Funding Trust I,

   Bonds, 8.151%, 2031                                                                        1,710,000  (b)           1,841,177

Meridian Funding,

  Floating Rate Notes, Ser. 2000-E, 4.129%, 2005

   (Insured by MBIA)                                                                          1,150,000  (b,c)         1,152,470

TIERS,

   Fixed Rate Trust Ctfs.,
   Ser. MIR 2001-14, 7.2%, 2004                                                               1,854,000  (b)           1,860,928

                                                                                                                       8,822,861

FOREIGN/GOVERNMENTAL--.1%

Federative Republic of Brazil,

   Bonds, 11%, 2040                                                                             355,000                  248,500

Republic of Argentina,

   Deb., 11.25%, 2004                                                                            33,100                   22,177

                                                                                                                         270,677


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HOTELS--.3%

Hilton,

   Notes, 7.625%, 2008                                                                        1,087,000                1,082,349

INDUSTRIAL--1.1%

Allied Waste N.A.,

   Sr. Sub. Notes, Ser. B, 10%, 2009                                                            961,000                  999,440

Corning:

   Conv. Notes, 0%, 2005                                                                        500,000  (e)             290,000

   Notes, 6.25%, 2010                                                                 EUR       860,000  (b)             692,616

Hexcel,

   Sr. Sub. Notes, 9.75%, 2009                                                                  475,000  (b)             456,000

Neenah:

   Sr. Notes, Ser. B, 11.125%, 2007                                                             216,000                  117,720

   Sr. Notes, Ser. F, 11.125%, 2007                                                             423,000                  230,535

Terex:

   Sr. Notes, 8.875%, 2008                                                                      691,000                  669,406

   Sr. Sub. Notes, 10.375%, 2011                                                                526,000  (b)             547,040

                                                                                                                       4,002,757

INSURANCE--.2%

PXRE Capital Trust I,

   Sr. Capital/Securities, 8.85%, 2027                                                          861,000                  659,887

MEDICAL SUPPLIES--.3%

Johnson & Johnson,

   Deb., 8.72%, 2024                                                                            878,000                  986,937

METALS AND MINING--1.6%

Case:

   Notes, 7.25%, 2005                                                                           395,000                  341,131

   Notes, 7.25%, 2016                                                                         1,101,000                  790,149

   Notes, Ser. B, 6.25%, 2003                                                                   733,000                  652,111

Dresser,

   Sr. Sub. Notes, 9.375%, 2011                                                                 483,000  (b)             491,452

Newmont Mining,

   Notes, 8.625%, 2011                                                                          783,000                  797,616

Phelps Dodge,

   Sr. Notes, 9.5%, 2031                                                                      2,788,000                2,829,042

                                                                                                                       5,901,501

OIL AND GAS--1.8%

Chesapeake Energy,

   Sr. Notes, 8.125%, 2011                                                                    2,319,000                2,232,038

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL AND GAS (CONTINUED)

Ocean Energy:

   Sr. Sub. Notes, Ser. B, 8.875%, 2007                                                         400,000                  421,000

   Sr. Sub. Notes, Ser. B, 8.375%, 2008                                                       1,093,000                1,142,185

Pioneer Natural Resources,

   Gtd. Sr. Notes, 7.2%, 2028                                                                 1,518,000                1,285,608

R & B Falcon,

   Sr. Notes, Ser. B, 7.375%, 2018                                                            1,292,000                1,311,466

                                                                                                                       6,392,297

PAPER PRODUCTS--.5%

Georgia-Pacific:

   Notes, 7.5%, 2006                                                                            407,000                  415,885

   Notes, 8.875%, 2031                                                                        1,181,000                1,235,846

                                                                                                                       1,651,731

REAL ESTATE--1.7%

Crescent Real Estate Equities,

   Notes, 7%, 2002                                                                            2,320,000                2,322,870

Spieker Properties,

   Notes, 6.8%, 2004                                                                          3,750,000                3,854,400

                                                                                                                       6,177,270

RENTAL/AUTOMOTIVE--.1%

United Rentals N.A.,

   Sr. Notes, 10.75%, 2008                                                                      326,000  (b)             347,190

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS.--4.0%

Chase Mortgage Finance, REMIC:

   Ser. 1999-S12, Cl. B1, 7.25%, 2029                                                         1,179,289  (b)           1,205,174

   Ser. 1999-S13, Cl. B3, 6.5%, 2014                                                            484,391  (b)             443,948

Countrywide Funding:

   Ser. 1994-8, Cl. B2, 6%, 2009                                                                537,685  (b)             501,946

   Ser. 2000-5, Cl. B4, 7.75%, 2030                                                           2,234,096  (b)           1,413,676

Norwest Asset Securities, REMIC:

   Ser. 1997-11, Cl. B5, 7%, 2027                                                               360,593  (b)             173,085

   Ser. 1997-16, Cl. B5, 6.75%, 2027                                                            288,434  (b)             135,083

   Ser. 1998-13, Cl. B3, 6.25%, 2028                                                            723,277                  694,458

   Ser. 1999-22, Cl. B4, 6.5%, 2014                                                             366,892  (b)             328,483

   Ser. 1999-24, Cl. B5, 7%, 2029                                                               591,104  (b)             397,019

   Ser. 1999-27, Cl. B4, 6.75%, 2014                                                            280,111  (b)             254,216

Ocwen Residential MBS,

   Ser. 1998-R1, Cl. B1, 7%, 2040                                                               568,162  (b)             552,005

Residential Asset Securities,

   Ser. 2001-KS1, Cl. AI1, 5.593%, 2016                                                       2,495,078                2,503,265


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE PASS-THROUGH CTFS. (CONTINUED)

Residential Funding Mortgage Securities I, REMIC:

   Ser. 1997-S10, Cl. B2, 7%, 2012                                                              251,794  (b)             220,623

   Ser. 1997-S16, Cl. M3, 6.75%, 2012                                                           640,060                  644,650

   Ser. 1998-S1, Cl. M3, 6.5%, 2013                                                             475,627                  475,304

   Ser. 1998-S7, Cl. B1, 6.5%, 2013                                                             435,628  (b)             403,291

   Ser. 1998-S16, Cl. B1, 6.5%, 2013                                                            266,998  (b)             244,569

   Ser. 1998-S16, Cl. M3, 6.75%, 2029                                                         2,572,655  (b)           2,479,566

   Ser. 2000-S7, Cl. B2, 8%, 2030                                                               414,559  (b)             270,829

   Ser. 2001-S13, Cl. B2, 6.5%, 2016                                                            356,943                  258,795

Structured Asset Securities, REMIC,

   Ser. Greenpoint 1996-A, Cl. B3, 8.318%, 2027                                                 641,264  (c)             654,089

                                                                                                                      14,254,074

TECHNOLOGY--.1%

Amkor Technology,

   Sr. Notes, 9.25%, 2006                                                                       334,000                  305,610

TELECOMMUNICATION--5.7%

AT&T:

   Notes, 6%, 2009                                                                            1,164,000                1,124,927

   Notes, 6.5%, 2029                                                                          1,877,000                1,650,262

Cable & Wireless Optus Finance Property,

   Gtd. Notes, 8%, 2010                                                                       1,250,000  (b)           1,370,820

Global Crossing Holdings,

   Sr. Sub. Deb., 8.7%, 2007                                                                  1,515,000                1,151,400

Level 3 Communications:

   Sr. Notes, 9.125%, 2008                                                                    1,680,000                  924,000

   Sr. Notes, 11.25%, 2010                                                                      735,000                  407,925

Lucent Technologies,

   Deb., 6.45%, 2029                                                                          2,989,000                1,957,795

Marconi,

   Bonds, 8.375%, 2030                                                                        2,839,000                2,080,856

Nortel Networks,

   Notes, 6.125%, 2006                                                                          231,000                  204,091

Nortel Networks Lease Pass-Through Trust,
   Pass-Through Ctfs., Ser. 2001-1, 11.629%, 2016                                             1,387,000                1,387,000

Qwest Capital Funding,

   Bonds, 7.625%, 2021                                                                          693,000  (b)             701,208

Tritel PCS:

   Sr. Sub. Discount Notes, 0/12.75%, 2009                                                    1,837,000  (d)           1,184,865

   Sr. Sub. Notes, 10.375%, 2011                                                              2,339,000                2,186,965

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELECOMMUNICATION (CONTINUED)

Williams Communications Group,

   Sr. Notes, 10.875%, 2009                                                                   2,657,000                1,155,795

WorldCom,

   Notes, 8.25%, 2031                                                                         2,921,000                3,003,536

                                                                                                                      20,491,445

TEXTILES--.2%

Levi Strauss & Co.,

   Notes, 6.8%, 2003                                                                            735,000                  672,525

TRANSPORTATION--.1%

Terminal Railroad Association,

   First Mortgage, 4%, 2019                                                                     345,000                  263,106

U.S. GOVERNMENT--17.6%

U.S. Treasury Bonds:

   5.25%, 2/15/2029                                                                             355,000                  337,026

   5.375%, 2/15/2031                                                                         20,978,000               20,584,662

   6.25%, 5/15/2030                                                                           4,413,000                4,840,134

   8.125%, 8/15/2021                                                                          1,045,000                1,358,824

U.S. Treasury Notes:

   4.625%, 5/15/2006                                                                         35,514,000               35,690,149

   6.25%, 7/31/2002                                                                              90,000                   92,460

   7%, 7/15/2006                                                                                280,000                  309,436

                                                                                                                      63,212,691

U.S. GOVERNMENT AGENCIES--6.0%

Federal Home Loan Banks,

   Bonds, Ser. 217, 4.75%, 6/28/2004                                                          6,845,000                6,879,225

Federal National Mortgage Association:

   Medium-Term Notes, 6.5%, 7/10/2002                                                    AUD  3,500,000                1,801,713

   Notes, 5.875%, 3/21/2011                                                                   1,771,000                1,756,425

   Notes, 6.25%, 2/1/2011                                                                       178,000                  182,444

Tennessee Valley Authority:

   Bonds, 5.625%, 1/18/2011                                                                   6,386,000                6,272,866

   Valley Indexed Principal Securities,

      3.375%, 1/15/2007                                                                       4,352,000  (f)           4,852,940

                                                                                                                      21,745,613

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--14.3%

Federal Home Loan Mortgage Corp.,

  Multiclass Mortagage Participation Ctfs., REMIC

  (Interest Only Obligation):

      Ser. 1499, Cl. E, 7%, 4/15/2023                                                         1,714,285  (g)             719,177

      Ser. 1610, Cl. PW, 6.5%, 4/15/2022                                                      1,867,492  (g)             326,400

      Ser. 2067, Cl. PI, 6.5%, 1/15/2024                                                      2,492,807  (g)             573,660

      Ser. 2322, Cl. KI, 6.5%, 10/15/2020                                                     6,678,923  (g)             987,493


                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Federal National Mortgage Association:

   6.4%, 1/1/2011                                                                             2,378,101                2,420,833

   6.5%, 11/1/2010                                                                                8,586                    8,727

Government National Mortgage Association I:

   Project Loans, 6.5%, 9/15/2033                                                             2,936,105                2,967,982

   REMIC Trust, Gtd. Pass-Through Ctfs.

      (Interest Only Obligation),

      Ser. 2001-24, Cl. CI, 7%, 11/20/2029                                                    1,680,685  (g)             621,131

Government National Mortgage Association II:

   6%, 7/20/2030                                                                                845,170  (h)             861,281

   6.5%                                                                                      25,292,000  (i)          25,347,137

   7%                                                                                         6,985,500  (i)           7,131,707

   7.5%                                                                                       9,279,500  (i)           9,566,515

                                                                                                                      51,532,043

UTILITIES/GAS AND ELECTRIC--3.9%

AES,

   Sr. Notes, 9.375%, 2010                                                                      653,000                  662,795

Calpine,

   Sr. Notes, 8.5%, 2011                                                                      4,843,000                4,947,633

Calpine Canada Energy Finance,

   Gtd. Sr. Notes, 8.5%, 2008                                                                   699,000                  710,552

Exelon Generation,

   Sr. Notes, 6.95%, 2011                                                                     1,206,000  (b)           1,251,482

Long Island Lighting,

   Deb., 8.2%, 2023                                                                           1,206,000                1,240,051

Mission Energy Holding,

   Sr. Secured Notes, 13.5%, 2008                                                             1,814,000  (b)           1,836,675

TXU Electric,

   Sr. Notes, Ser. J, 6.375%, 2006                                                            1,291,000                1,306,875

TXU Electric Capital V,

   Capital Securities, 8.175%, 2037                                                           2,041,000                2,084,569

                                                                                                                      14,040,632

UTILITIES/TELEPHONE--.8%

British Telecommunications,

   Bonds, 8.625%, 2030                                                                        1,746,000                1,993,789

SBC Communications,

   Notes, 5.75%, 2006                                                                           864,000                  878,228

                                                                                                                       2,872,017

UTILITIES/WATER--.4%

Marlin Water Trust II/Capital II,

   Sr. Secured Notes, 6.31%, 2003                                                             1,590,000  (b)           1,600,507

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WIRELESS COMMUNICATIONS--2.2%

AT&T Wireless Services,

   Sr. Notes, 8.75%, 2031                                                                     2,052,000  (b)           2,277,652

Crown Castle International,

   Sr. Notes, 9.375%, 2011                                                                    1,968,000  (b)           1,766,280

Motorola,

   Deb., 6.5%, 2028                                                                             291,000                  234,360

Nextel Communications:

   Conv. Sub. Deb., 5.25%, 2010                                                                 300,000                  189,750

   Sr. Notes, 9.375%, 2009                                                                    2,133,000                1,762,391

   Sr. Serial Redeemable Notes, 9.5%, 2011                                                      853,000                  703,725

TeleCorp PCS:

   Sr. Sub. Notes, 0/11.625%, 2009                                                            1,247,000  (d)             807,432

   Sr. Sub. Notes, 10.625%, 2010                                                                400,000                  387,000

                                                                                                                       8,128,590

YANKEE--1.9%

Conoco,

   Notes, 7.125%, 2011                                                                        1,497,000                1,577,558

Metronet Communications,

   Sr. Discount Notes, 0/9.95%, 2008                                                          1,111,000  (d)             966,577

Petro-Canada,

   Deb., 7.875%, 2026                                                                         1,097,000                1,176,254

Telus:

   Notes, 7.5%, 2007                                                                            665,000                  698,804

   Notes, 8%, 2011                                                                            2,310,000                2,463,165

                                                                                                                       6,882,358

TOTAL BONDS AND NOTES

   (cost $329,676,901)                                                                                               334,776,764
------------------------------------------------------------------------------------------------------------------------------------

OTHER SECURITIES--2.4%
------------------------------------------------------------------------------------------------------------------------------------

BANKING--.7%

Abbey National Capital Trust I,

  Gtd. Non-Cumulative Trust Preferred Securities,

   8.963%, 6/30/2030                                                                          1,965,000  (j,k)         2,283,084

FINANCE--.3%

ING Capital Funding Trust III,

  Non-Cumulative Gtd. Trust Preferred Securities,

   8.439%, 12/21/2010                                                                         1,012,000  (j,k)         1,113,372


                                                                                               Principal
OTHER SECURITIES (CONTINUED)                                                                   Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

YANKEE--1.4%

HSBC Capital Funding,

  Non-Cumulative Preferred Securities,

   Ser. 2, 10.176%, 6/30/2030                                                                 4,008,000  (b,j,k)       5,172,324

TOTAL OTHER SECURITIES

   (cost $8,014,550)                                                                                                   8,568,780
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.2%                                                                           Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL AND GAS--.3%

EXCO Resources,

   Cum. Conv., $1.05                                                                             60,943                1,066,503

TELECOMMUNICATION--.9%

Centaur Funding, Ser. B,

   Cum., $90.80                                                                                   2,050  (b)           2,259,020

Global Crossing,

   Cum. Conv., $17.50                                                                             1,856                  145,696

Mediaone Group,

   Cum. Conv., $3.633                                                                            12,307                  727,651

                                                                                                                       3,132,367

TOTAL PREFERRED STOCKS

   (cost $4,784,405)                                                                                                   4,198,870
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--23.5%                                                                 Amount(a)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--23.3%

Ciesco L.P.,

   3.9%, 8/1/2001                                                                            14,240,000               14,240,000

Dow Chemical,

   3.9%, 8/1/2001                                                                            14,480,000               14,480,000

J.P. Morgan,

   3.9%, 8/1/2001                                                                            15,000,000               15,000,000

PNC Funding,

   3.95%, 8/1/2001                                                                           10,000,000               10,000,000

Philip Morris Cos.,

   3.9%, 8/1/2001                                                                            15,000,000               15,000,000

UBS Finance,

   3.9%, 8/1/2001                                                                            15,000,000               15,000,000

                                                                                                                      83,720,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
SHORT-TERM INVESTMENTS (CONTINUED)                                                             Amount(a)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS--.2%

   3.53%, 10/4/2001                                                                             490,000  (l)             487,001

   3.6%, 8/30/2001                                                                              475,000  (l)             473,637

                                                                                                                         960,638

TOTAL SHORT-TERM INVESTMENTS

   (cost $84,680,549)                                                                                                 84,680,638
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $427,156,405)                                                            120.1%              432,225,052

LIABILITIES, LESS CASH AND RECEIVABLES                                                          (20.1%)             (72,435,737)

NET ASSETS                                                                                       100.0%              359,789,315

(A)  PRINCIPAL AMOUNT STATED IN U.S. DOLLARS UNLESS OTHERWISE NOTED.

       AUD--AUSTRALIAN DOLLAR

       EUR--EUROS

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT JULY 31, 2001,
     THESE SECURITIES AMOUNTED TO $57,197,666 OR 15.9% OF NET ASSETS.

(C)  VARIABLE RATE SECURITY--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(D)  ZERO  COUPON  UNTIL A SPECIFIED  DATE AT WHICH TIME THE STATED  COUPON RATE
     BECOMES EFFECTIVE.

(E)  REFLECTS  DATE  SECURITY  CAN BE REDEEMED AT  HOLDER'S  OPTION;  THE STATED
     MATURITY IS 11/8/2015.

(F)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(G)  NOTIONAL FACE AMOUNT SHOWN.

(H)  ADJUSTABLE RATE MORTGAGE--INTEREST RATE SUBJECT TO PERIODIC CHANGE.

(I)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(J)  THE STATED  INTEREST RATE IS IN EFFECT UNTIL A SPECIFIED DATE AT WHICH TIME
     THE INTEREST RATE BECOMES SUBJECT TO PERIODIC CHANGE.

(K)  DATE SHOWN REPRESENTS EARLIEST DATE THE ISSUER MAY REDEEM THE SECURITY.

(L)  HELD BY BROKER IN A SEGREGATED  ACCOUNT AS  COLLATERAL  FOR OPEN  FINANCIAL
     FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF FINANCIAL FUTURES

July 31, 2001

                                                                   Market Value                                        Unrealized
                                                                     Covered by                                 (Depreciation) at
                                            Contracts              Contracts ($)             Expiration             7/31/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES SHORT

U.S. Treasury 2 Year Notes                          7                 1,450,203          September 2001                   (9,734)

U.S. Treasury 5 Year Notes                         50                 5,271,094          September 2001                   (4,688)

U.S. Treasury 10 Year Notes                       253                26,845,671          September 2001                 (276,594)

U.S. Treasury 30 Year Bonds                        55                 5,721,719          September 2001                  (37,250)

                                                                                                                        (328,266)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2001

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           427,156,405   432,225,052

Cash                                                                  2,095,380

Dividends and Interest receivable                                     4,153,496

Receivable for investment securities sold                             3,095,055

Receivable for shares of Common Stock subscribed                        473,920

Paydowns receivable                                                      16,081

Prepaid expenses                                                         51,553

                                                                    442,110,537
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           173,673

Payable for investment securities purchased                          81,337,201

Payable for shares of Common Stock redeemed                             628,136

Payable for futures variation margin--Note 4(a)                          65,359

Accrued expenses                                                        116,853

                                                                     82,321,222
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      359,789,315
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     350,724,720

Accumulated undistributed investment income--net                         12,631

Accumulated net realized gain (loss) on investments,
  options and financial futures                                       4,311,713

Accumulated net unrealized appreciation (depreciation) on
  investments and foreign currency
  transactions [including ($328,266) net unrealized
  (depreciation) on financial futures]--Note 4(b)                     4,740,251
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      359,789,315

NET ASSET VALUE PER SHARE

                                                         Investor  Institutional

                                                           Shares        Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        359,113,516       675,799

Shares Outstanding                                     27,162,695        51,126
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               13.22         13.22

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended July 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

Interest                                                            11,667,022

Cash dividends                                                          66,013

TOTAL INCOME                                                        11,733,035

EXPENSES:

Management fee--Note 3(a)                                              857,304

Shareholder servicing costs--Note 3(b)                                 504,133

Registration fees                                                       88,681

Custodian fees--Note 3(b)                                               45,207

Professional fees                                                       26,481

Directors' fees and expenses--Note 3(c)                                  5,010

Interest expense--Note 2                                                 4,147

Miscellaneous                                                           20,716

TOTAL EXPENSES                                                       1,551,679

Less-reduction in management fee due to
  undertaking--Note 3(a)                                             (448,901)

NET EXPENSES                                                         1,102,778

INVESTMENT INCOME--NET                                              10,630,257
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and options                  4,083,899

Net realized gain (loss) on financial futures                          583,629

NET REALIZED GAIN (LOSS)                                             4,667,528

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions [including ($344,774)
  net unrealized (depreciation) on financial futures]                4,605,884

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               9,273,412

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                19,903,669

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                       Year Ended July 31,
                                               ---------------------------------
                                                  2001(a)             2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         10,630,257        3,257,739

Net realized gain (loss) on investments         4,667,528          130,161

Net unrealized appreciation (depreciation)
   on investments                               4,605,884          786,451

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   19,903,669        4,174,351
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor Shares                              (10,616,686)       (3,278,038)

Institutional Shares                                (940)             --

Net realized gain on investments:

lnvestor Shares                                 (259,942)         (479,969)

TOTAL DIVIDENDS                              (10,877,568)       (3,758,007)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor Shares                               337,059,033       39,777,466

Institutional Shares                              670,280              --

Dividends reinvested:

Investor Shares                                 9,036,691        2,420,396

Institutional Shares                                  619              --

Cost of shares redeemed:

Investor Shares                              (56,544,309)      (19,904,612)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                290,222,314        22,293,250

TOTAL INCREASE (DECREASE) IN NET ASSETS      299,248,415        22,709,594
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            60,540,900       37,831,306

END OF PERIOD                                 359,789,315       60,540,900

Undistributed investent income--net                12,631             --


                                                       Year Ended July 31,
                                               ---------------------------------
                                                  2001(a)            2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INVESTOR SHARES

Shares sold                                    25,985,373        3,220,637

Shares issued for dividends reinvested            695,388          196,432

Shares redeemed                               (4,362,557)       (1,615,504)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  22,318,204        1,801,565
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES

Shares sold                                        51,079              --

Shares issued for dividends reinvested                 47              --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      51,126              --

(A) EFFECTIVE MAY 31, 2001, SHARES OF THE FUND WERE REDESIGNATED AS INVESTOR SHARES AND THE FUND COMMENCED SELLING INSTITUTIONAL SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                           INVESTOR                           INSTITUTIONAL
                                                                            SHARES                                 SHARES
                                                    -----------------------------------------------------------  ------------
                                                                                                              Period Ended
                                                                      Year Ended July 31,                          July 31,
                                                     ------------------------------------------------------------ -------------
INVESTOR SHARES                                      2001         2000          1999         1998         1997      2001(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period               12.50         12.43         13.38         13.23        12.22        13.08

Investment Operations:

Investment income--net                               .84           .86           .87           .91          .95          .14

Net realized and unrealized gain (loss)
   on investments                                    .75           .22          (.36)          .47         1.01          .14

Total from Investment Operations                    1.59          1.08           .51          1.38         1.96          .28

Distributions:

Dividends from investment income--net              (.84)         (.87)         (.88)        (.89)        (.95)          (.14)

Dividends from net realized gain
   on investments                                  (.03)         (.14)         (.58)        (.34)           --            -

Total Distributions                                (.87)        (1.01)        (1.46)       (1.23)        (.95)          (.14)

Net asset value, end of period                     13.22        12.50         12.43        13.38        13.23          13.22
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   13.14         9.05          4.18        10.93        16.70          12.86(b)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                .67          .65           .65          .80          .52            .45(b)

Ratio of interest expense to
   average net assets                             .00(c)        .00(c)          .08          .34          .06             --

Ratio of net investment income
   to average net assets                          6.44         6.95            6.79         6.81         7.45           6.56(b)

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                         .27          .48             .51          .49          .98           1.21(b)

Portfolio Turnover Rate                         555.90       566.57          166.80       170.52       321.59         555.90
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ x 1,000)                   359,114       60,541          37,831       22,977       21,944           676

(A) THE FUND COMMENCED OFFERING INSTITUTIONAL SHARES ON MAY 31, 2001.

(B) ANNUALIZED.

(C) AMOUNT REPRESENT LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Intermediate Term Income Fund (the "fund") is a separate diversified series of Dreyfus Investment Grade Bond Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering two series, including the fund. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares which are sold to the public without a sales charge.

On May 3, 2001, the fund's Board of Directors approved, effective May 31, 2001, the addition of a second class of shares. The Board redesignated the fund's existing shares as Investor shares and authorized the creation of Institutional shares.

The fund is authorized to issue 500 million shares of $.001 par value Common Stock in each of the following classes of shares: Investor and Institutional. Investor shares are subject to a shareholder services plan. Other differences between the classes include the services offered to and the expenses borne by each class, the minimum initial investment and certain voting rights.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

Investment income, net of expenses (other than class specific expenses), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments, other than U.S. Treasury Bills, and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid prices and the asked prices. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.


Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net
earnings   credits   based   on   available  cash  balances  left  on  deposit.

In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States. The effect of this adjustment, effective August 1, 2001, is to decrease accumulated net investment income with an offsetting increase to accumulated unrealized appreciation (depreciation) on securities of $165,049. This adjustment will therefore, have no effect on the net assets of the fund.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended July 31, 2001 was approximately $71,200, with a related weighted average annualized interest rate of 5.82%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .45 of 1% of the value of the fund's average daily net assets and is payable monthly. Prior to May 31, 2001, the management fee was .55 of 1% of the value of the fund's average daily net assets. The Manager had undertaken through May 31, 2001, to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceeded .65 of 1% of the value of the fund's average daily net assets, and thereafter, through July 31, 2002 to reduce the management fee paid by the fund, to the extent that the fund' s aggregate expenses, exclusive of certain expenses as described above and Shareholder Services Plan, exceed .45 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $448,901 during the period ended July 31, 2001.

(b) Under the Investor Shares Shareholder Services Plan, the fund pays the Distributor at the annual rate of .25 of 1% of the value of Investor Shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended July 31, 2001, Investor Shares were charged $412,938 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended July 31, 2001, the fund was charged $64,723 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended July 31, 2001, the fund was charged $45,207 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 3, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $45,000 and an atten

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

dance fee of $5,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to August 3, 2000, each Board member who was not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions during the period ended July 31, 2001, amounted to $1,183,282,885 and $916,810,204, respectively.

In addition, the following summarizes the fund's call/put options written for the period ended July 31, 2001:



                                                 Face Amount                                        Options Terminated
                                                                                           -----------------------------------------
                                                 Covered by                  Premiums                               Net Realized
Options Written:                               Contracts ($)             Received ($)            Cost ($)               Gain ($)
------------------------------------------------------------------------------------------------------------------------------------

Contracts outstanding
    July 31, 2000                                            --                    --

Contracts written                                     4,750,000                19,668

Contracts terminated:

Expired                                               4,750,000                19,668                 --                  19,668

CONTRACTS OUTSTANDING
    JULY 31, 2001                                            --                    --

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument
decreases    between    the    date    the    option

is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at July 31, 2001 are set forth in the Statement of Financial Futures.

(b) At July 31, 2001, accumulated net unrealized appreciation on investments and financial futures was $4,740,381, consisting of $7,869,887 gross unrealized appreciation and $3,129,506 gross unrealized depreciation.

At July 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Intermediate Term Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Intermediate Term Income Fund (one of the series comprising Dreyfus Investment Grade Bond Funds, Inc.) , as of July 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of July 31, 2001 and confirmation of securities not held by the custodian and brokers by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Intermediate Term Income Fund at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York
September 10, 2001



IMPORTANT TAX INFORMATION (Unaudited)

The fund hereby designates 32.58% of the ordinary dividends paid during the fiscal year ended July 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.

                                                             The Fund

                   For More Information

                        Dreyfus Intermediate Term Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  082AR0701